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                                                                    EXHIBIT 4.10



               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT
               --------------------------------------------------



     THIS SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement") is made as of this 25 day of July, 1994, by and among COLLABORATIVE CLINICAL RESEARCH, INC., an Ohio corporation (the "Company"), OXFORD BIOSCIENCE PARTNERS, L.P., a Delaware limited partnership ("Oxford-Delaware"), OXFORD BIOSCIENCE PARTNERS (BERMUDA) LIMITED PARTNERSHIP, a Bermuda limited partnership ("Oxford-Bermuda"), OXFORD BIOSCIENCE PARTNERS (ADJUNCT) L.P., a Delaware limited partnership ("Oxford-Adjunct") (Oxford-Delaware, Oxford-Bermuda and Oxford-Adjunct are collectively referred to as "Oxford"), AXIOM VENTURE PARTNERS LIMITED PARTNERSHIP, a Connecticut limited partnership ("Axiom"), BRANTLEY VENTURE PARTNERS II, L.P., a Delaware limited partnership ("Brantley"), (Oxford, Axiom, and Brantley, collectively, the "Investors"), DR. JEFFREY A. GREEN, an individual ("Green"), RICHARD J. KASMER, an individual ("Kasmer"), DR. WILLIAM
H. STIGELMAN, JR. an individual ("Stigelman"), DR. ROBERT M. STOTE, an individual ("Stote"), SETH HARRIS, an individual ("Harris"), DELAWARE CHARTER GUARANTEE & TRUST COMPANY, TRUSTEE FBO JAMES A. TERWOORD INDIVIDUAL RETIREMENT ACCOUNT NO. 450-39040-1-5 ("Terwoord"), and DR. BARRY M. BLOOM, an individual ("Bloom") (Green, Kasmer, Stigelman, Stote, Harris, Terwoord, and Bloom, collectively, the "Individual Shareholders").



                                  WITNESSETH:
                                  -----------

     WHEREAS, the Company, Brantley and Green entered into a Registration Agreement dated as of March 25,1992 (the "Original Registration Agreement"), in connection with the purchase by Brantley of Series A Preferred Shares, $.001 par value per share, of the Company (the "Series A Shares");

     WHEREAS, the Company, Brantley, Terwoord and Harris entered into an Amended and Restated Registration Agreement dated as of November, 1992 (the "Amended Registration Agreement"), in connection with the purchase by Terwoord and Harris of Series B Preferred Shares, $.001 par value per share, of the Company (the "Series B Shares");

     WHEREAS, pursuant to that certain Share Purchase Agreement of even date herewith, by and among the Company, the Investors and certain of the Individual Shareholders (the "Purchase Agreement"), the Investors and the Individual Shareholders have agreed to purchase certain shares of the Company's Series C Preferred Shares, $.001 par value per share (the "Series C Shares"), on certain terms and conditions;

     WHEREAS, from and after the Closing (as defined in the Purchase Agreement) the Investors and the Individual Shareholders will hold the number of Common Shares, without par value (the "Common Shares"), of the Company, the number of Series A Shares,


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the number of Series B Shares, and the number of Series C Shares set forth opposite their respective names on Schedule A attached hereto (the Series A Shares, Series B Shares and Series C Shares being collectively the "Preferred Shares"); and

     WHEREAS, in connection with the execution of the Purchase Agreement and the consummation of the transactions contemplated thereby, the parties desire to execute this Agreement for the purpose of, among other things, amending and restating the Amended Registration Agreement in its entirety;

     NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

     1.   DEMAND REGISTRATIONS.

     (a) REQUESTS FOR REGISTRATION. Subject to the terms and conditions hereof, the holders of at least 40% of the Registrable Securities may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of (i) at least 20% of their Registrable Securities (or any lesser percentage if the anticipated aggregate offering price would exceed $5,000,000) on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and (ii) all or part of their Registrable Securities, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available, which requests shall specify the approximate number of Registrable Securities, requested to be registered and the anticipated per share price range for such offering. In the case of any such request, the Company will give written notice of such requested registration within ten days of receiving the request therefor to all holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

     (b) CERTAIN EXPENSES OF REGISTRATIONS. (i) The holders of Registrable Securities will be entitled to request two Demand Registrations which are Long-Form Registrations, and (ii) the holders of Registrable Securities will be entitled to request unlimited Demand Registrations which are Short-Form Registrations in which the Company will pay all Registration Expenses (collectively, "Company-paid Demand Registrations"). In addition, the holders of Registrable Securities will be entitled to request an unlimited number of Demand Registrations which are Long-Form Registrations in which the holders of the shares to be registered will pay their portion of the Registration Expenses as set forth in paragraph 5 hereof; provided, that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $10,000,000 if the registration is the Company's initial registered public offering and at least $5,000,000 in all other Long-Form Registrations, and shall equal at least $1,000,000 in any Short-Form Registration. A Demand Registration which is a Long-Form Registration will not constitute one of the permitted Company-paid Demand Registrations until it has become effective; and no Demand Registration which is a Long-Form Registration will constitute one of the permitted Company-paid Demand Registrations unless the holders of Registrable Securities are able to register and


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sell at least 67% of the Registrable Securities requested to be included in such registration; provided, that in any event the Company will pay all Registration Expenses (as defined below) in connection with any registration initiated as a Company-paid Demand Registration whether or not it has become effective. Notwithstanding anything to the contrary set forth in this subparagraph 1(b) above, any Demand Registration which is a Long-Form Registration which does not become effective solely as a result of such registration's being withdrawn at the written request of the Investors (and not at the request, or on the advice, of the Company or the managing underwriters) will constitute one of the permitted Long-Form Registrations unless the Investors pay all Registration Expenses in connection with such withdrawn registration, in which case, such withdrawn registration will not constitute one of the permitted Long-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     (c) PRIORITY ON DEMAND REGISTRATIONS. The Company shall be permitted to include in any Demand Registration securities which are not Registrable Securities, subject to the priority on inclusion set forth in the following sentence of this subparagraph 1(c) below. If a Demand Registration requested by holders of Registrable Securities is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of securities which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder,
(ii) second, the Related Shares requested by the holders thereof to be included in such registration, pro rata in relative proportion to the total number of fully diluted shares of the Company then held by such holders, and (iii) third, other securities requested to be included in such registration. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

     (d) RESTRICTIONS ON REGISTRATIONS. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2. The Company may postpone for up to ninety (90) days the filing or effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Registrable Securities agree that such filing or effectiveness will be substantially disadvantageous to the Company. In such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request, and, if such request is withdrawn, such Demand Registration will not constitute one of the permitted Demand Registrations hereunder and the Company will pay all

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Registration Expenses in connection with such registration; provided that the
Company may exercise its right to postpone filings only once within any 18-month period.

     (e) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities initially requesting registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which approval shall to be unreasonably withheld or delayed.

     2.   PIGGYBACK REGISTRATIONS.

     (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities or Related Shares (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities and Related Shares of its intention to effect such a registration, and subject to subparagraphs 2(b) and 2(c) hereof, will include in such registration all Registrable Securities and Related Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities and the holders of the Related Shares will be paid by the Company, in all Piggyback Registrations.

     (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Related Shares requested by the holders thereof to be included in such registration, pro rata in relative proportion to the total number of fully diluted shares of the Company then held by such holders, and (iv) fourth, other securities requested to be included in such registration; provided that, in any event, after the initial public offering of the Company's Common Shares, the holders of the Registrable Securities shall be entitled to register at least 33% of the Registrable Securities to be included in any such registration.

     (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially

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requesting such registration, the Company will include in such registration (i)
first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Related Shares requested by the holders thereof to be included such registration, pro rata in relative proportion to the total number of fully diluted shares of the Company then held by such holders, and (iii) third, other securities requested to be included in such registration; provided that, in any event, after the initial public offering of the Company's Common Shares, the holders of the Registrable Securities shall be entitled to register at least 33% of the Registrable Securities to be included in any such registration.


     (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

     (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

     3.   HOLDBACK AGREEMENTS.

     (a) Each holder of Registrable Securities and Related Shares agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 promulgated pursuant to the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or underwritten Piggyback Registration in which Registrable Securities or Related Shares are included (except for sales of such securities as part of such underwritten registered offering and as otherwise permitted under Rule 144(k)), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities, or any securities

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convertible into or exchangeable or exercisable for its equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities or Related Shares, as the case may be, have requested that any Registrable Securities or Related Shares, as the case may be, be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities or Related Shares in accordance with the intended method of disposition thereof (including the registration of warrants held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

     (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and Related Shares and use its reasonable efforts to cause such registration statement to become effective and remain effective until the earlier of (i) the date when all Registrable Securities and Related Shares covered by the registration statement have been sold, or (ii) 180 days from the effective date of the registration statement; provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration or the holders of a majority of the Related Shares covered by such registration statement, as the case may be, copies of all such documents proposed to be filed including documents that are to be incorporated by reference into such registration statement, amendment or supplement, which documents will be subject to the review of such counsel, and which proposed registration statement or amendment or supplement thereto shall not be filed by the Company if the holders of a majority of the Registrable Securities or Related Shares covered by such statement, amendment or supplement reasonably objects to such filing;

     (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period referred to in paragraph 4(a) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) Furnish to each holder of Registrable Securities or Related Shares, as the case may be, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such holder may reasonably request in

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order to facilitate the disposition of the Registrable Securities or Related
Shares owned by such holder;

     (d) Use its best efforts to register or qualify such Registrable Securities or Related Shares under such other securities or blue sky laws of such jurisdictions as any holder thereof reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided, however, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdiction unless such qualification or registration is required to qualify such securities therein;

     (e) Notify each holder of such Registrable Securities or Related Shares, as the case may be, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Related Shares, as the case may be, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) Promptly notify the holders of Registrable Securities or Related Shares, as the case may be, and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (i) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (ii) any requests by the Securities and Exchange Commission for amendments or supplements to the registration statement or the prospectus or for additional information,
(iii) the issuance or threat of issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or Related Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

     (g) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities or Related Shares covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities or Related Shares and, without limiting the generality of the foregoing, to arrange for at least

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two market makers to register as such with respect to such Registrable
Securities with the NASD;

     (h) Provide a transfer agent and registrar for all such Registrable Securities or Related Shares not later than the effective date of such registration statement;

     (i) Enter into such customary agreements (including, without limitation, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities or Related Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities or Related Shares (including, without limitation, effecting a stock split or a combination of shares);

     (j) Make available for inspection by any holder of Registrable Securities or Related Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such registration statement;

     (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     (l) Permit any holder of Registrable Securities or Related Shares to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to paragraph 6(b) hereof;

     (m) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

     (n) Use its best efforts to cause such Registrable Securities or Related Shares covered by such registration statement to be registered with or approved by such other

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governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities or Related Shares;

     (o) Cooperate with the selling holders of Registrable Securities or Related Shares and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Related Shares to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the underwriters may request at least two business days prior to any delivery of Registrable Securities or Related Shares to the underwriters;

     (p) Provide a CUSIP number for all Registrable Securities or Related Shares not later than the effective date of the registration statement; and

     (q) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (i) make such representations and warranties to the selling holders of such Registrable Securities or Related Shares and the underwriters, if any, with respect to the Registrable Securities or Related Shares and the registration statement as are customarily made by issuers to underwriters in primary underwritten offerings, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any, and to the holders of a majority of the Registrable Securities or Related Shares being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters or their counsel, (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities or Related Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities or Related Shares being sold and by the underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     5.   REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit


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or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Company-paid Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities and Related Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and approved by the Company, which approval shall not be unreasonably withheld or delayed.

     (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   INDEMNIFICATION.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities and Related Shares and their respective officers, directors and partners, successors and assigns, as the case may be, and each Person who controls any of the foregoing Persons (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Person expressly for use therein or by such Person's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors and partners, as the case may be, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities and Related Shares.

     (b) In connection with any registration statement in which a holder of Registrable Securities or Related Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or

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any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Person expressly for use in such registration statement, prospectus or preliminary prospectus or amendment thereof; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of securities by such holder pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that, no holder of Registrable Securities or Related Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8. REPORTS UNDER THE SECURITIES LAWS. With a view to making available to the holders of Registrable Securities and Related Shares the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange

Commission that may at any time permit such holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of any registration statement covering an underwritten public offering filed under the Securities Act by the Company;

     (b) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act at any time after it is subject to such registration requirements; and

     (c) Furnish to any such holder, so long as such holder owns any of the Registrable Securities or Related Shares, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of such registration statement filed by the Company), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by any such holder in availing any such holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

     9. CERTAIN LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights, without the consent of the holders of a majority of the Registrable Securities then outstanding.

     10. TRANSFER OF CERTAIN REGISTRATION RIGHTS. The rights of a holder of Registrable Securities or Related Shares, as the case may be, under this Agreement may be transferred in whole or in part at any time, provided that (i) the holder of Registrable Securities or Related Shares, as the case may be, transferring such rights shall at the time of such transfer have provided written notice to the Company, stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, and (ii) any relevant transfer of securities shall be in accordance with all applicable state and federal securities laws and regulations.

     11.  DEFINITIONS.

     "Affiliate" means any Person controlling, controlled by or under common control with another Person.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Registrable Securities" means (i) any equity securities of the Company (A) issued or issuable upon conversion of the Series A Shares of the Company now held by Brantley, or (B) issued or issuable upon conversion of the Series C Shares of the Company held by the Investors, Bloom, Terwoord, Harris, Stote, Stigelman or Kasmer, (ii) any other shares of equity securities of the Company held as of the date hereof or acquired hereafter by any of the Investors, (iii) any equity securities of the Company issued or issuable to any Investor or any Affiliate of an Investor upon exercise of director options granted in accordance with Section 4C of the Purchase Agreement (the "Directors Options") or upon conversion of equity securities issued upon exercise of Directors Options, and
(iv) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will also be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. For purposes of this Agreement, a Purchaser will also be deemed to be a holder of Registerable Securities if such person shall have acquired Registrable Securities, and registration rights hereunder shall have been transferred, as contemplated in Section 10 above.

     "Related Shares" means (i) any equity securities of the Company issued or issuable upon conversion of the Series B Shares held by Terwoord or Harris, (ii) Common Shares held by Green, (iii) Common Shares held by Kasmer, (iv) any Common Shares issued upon the exercise of options granted pursuant to any stock option plan adopted by the Company (other than Directors Options), and (v) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii) and (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Related Shares, such securities will cease to be Related Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will also be deemed to be a holder of Related Shares whenever such Person has the right to acquire directly or indirectly such Related Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     12.  MISCELLANEOUS.

     (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action or permit any change to occur, with respect to its securities, which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least 66 2/3% of the Registrable Securities (excluding all Registrable Securities held by the Company, or, to the extent purchased pursuant to paragraphs 3 or 4 of the Shareholders Agreement (as defined in the Purchase Agreement), by any Individual Shareholders (as defined in the Shareholders Agreement)); provided, however, that amendments or waivers of the provisions of this Agreement which directly relate to the rights of holders of Related Shares require, in addition to the foregoing consents, the prior written consent of the holders of at least 66 2/3% of the Related Shares calculated on a fully diluted basis.

     (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (h) DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a paragraph of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     (i) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

     (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mall, return receipt requested and postage prepaid, to the party at the address indicated below:

        If to the Company:      Collaborative Clinical Research, Inc.
        -----------------       20600 Chagrin Boulevard, Suite 520
                                Cleveland, Ohio 44122
                                Attn: Jeffrey A. Green, Pharm. D.

        with a copy to:         James B. Griswold, Esq.
                                Baker & Hostetler
                                3200 National City Center
                                1900 Fast Ninth Street
                                Cleveland, Ohio 44114

        If to Brantley:         Brantley Venture Partners II, L.P.
        --------------          20600 Chagrin Blvd. Suite 1150
                                Cleveland, Ohio 44122
                                Attn: Timothy G. Biro

        with a copy to:         William E. Kelly, Esq.
                                Cuddy Bixby
                                One Financial Center
                                Boston, Massachusetts 02111

        If to Oxford:           Oxford Bioscience Partners, L.P.
        ------------            1266 Main Street

                                Soundview Plaza
                                Stamford, Connecticut 06902
                                Attn:   Alan G. Walton

        with a copy to:         William E. Kelly, Esq.
                                Cuddy Bixby
                                One Financial Center
                                Boston, Massachusetts 02111

        If to Axiom             Axiom Venture Partners
        -----------             242 Trumbull Street, 8th Floor
                                Hartford, Connecticut 06103
                                Attn: Alan Mendelson

        with a copy to:         William E. Kelly, Esq.
                                Cuddy Bixby
                                One Financial Center
                                Boston, Massachusetts 02111

        If to Bloom:            Dr. Barry M. Bloom
        -----------             43 McIntosh Road
                                Lyme, Connecticut 06371

        with a copy to:         William E. Kelly, Esq.
                                Cuddy Bixby
                                One Financial Center
                                Boston, Massachusetts 02111

        If to Green:            Dr. Jeffrey A. Green
        -----------             Collaborative Clinical Research, Inc.
                                20600 Chagrin Boulevard, Suite 520
                                Cleveland, Ohio 44122

        with a copy to:         Thomas F. McKee, Esq.
                                Calfee, Halter & Griswold
                                800 Superior Avenue, Suite 800
                                Cleveland, Ohio 44116

        If to Kasmer:           Dr. Richard J. Kasmer
        ------------            Collaborative Clinical Research, Inc.
                                20600 Chagrin Boulevard, Suite 520
                                Cleveland, Ohio 44122

        with a copy to:         Thomas F. McKee, Esq.
                                Calfee, Halter & Griswold

                                800 Superior Avenue, Suite 800
                                Cleveland, Ohio 44116

        If to Stigelman:        Dr. William H. Stigelman, Jr.
        ---------------         Collaborative Clinical Research, Inc.
                                20600 Chagrin Boulevard, Suite 520
                                Cleveland, Ohio 44122

        with a copy to:         Thomas F. McKee, Esq.
                                Calfee, Halter & Griswold
                                800 Superior Avenue, Suite 800
                                Cleveland, Ohio 44116

        If to Stote:            Dr. Robert M. Stote
        -----------             3210 Pasadena Point Boulevard
                                Gulfport, Florida 33707

        If to Harris:           Seth Harris
        ------------            3467 Kersdale Road
                                Pepper Pike, Ohio 44124

        If to Terwoord:         James A. Terwoord
        --------------          5113 Lansdowne Drive
                                Solon, Ohio 44139


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (k) ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, this Agreement supersedes the Amended Registration Agreement in its entirety.

     (l) ADDITIONAL PARTIES. Any Person who receives Options under the Directors Plan (as such term is defined in Section 4C of the Purchase Agreement) may, by execution of a counterpart of this Agreement (without any action by any party to this Agreement), become a party hereto, whereupon the term "Investors" shall, for all purposes of this Agreement, be deemed to include such Person.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              COLLABORATIVE CLINICAL RESEARCH, INC:


                              By: /s/ Jeffrey A. Green
                                  -----------------------------------------
                                  Jeffrey A. Green, President


                              BRANTLEY VENTURE PARTNERS II, L.P.

                              By: BRANTLEY VENTURE MANAGEMENT II, L.P.,
                                  its general partner


                              By: /s/ Timothy G. Biro
                                  -----------------------------------------
                                  Timothy G. Biro, a general partner


                              OXFORD BIOSCIENCE PARTNERS L.P.

                              By: OBP MANAGEMENT L.P.,
                                  its General Partner


                              By: /s/ Alan G. Watson
                                  -----------------------------------------
                                  Alan G. Walton


                              OXFORD BIOSCIENCE PARTNERS
                              (BERMUDA) LIMITED PARTNERSHIP

                              By: OBP MANAGEMENT (BERMUDA)
                                  LIMITED PARTNERSHIP,
                                  its General Partner


                              By: /s/ Alan G. Watson
                                  -----------------------------------------
                                  Alan G. Walton

                              OXFORD BIOSCIENCE PARTNERS
                              (ADJUNCT) L.P.


                              By: OBP MANAGEMENT L.P.,
                                  its General Partner


                              By: /s/ Alan G. Walton
                                  -------------------------------
                                  Alan G. Walton


                              AXIOM VENTURE PARTNERS LIMITED
                              PARTNERSHIP

                              By: AXIOM VENTURE ASSOCIATES LIMITED
                                  PARTNERSHIP,
                                  its General Partner


                              By: /s/ Samuel F. McKay
                                  -------------------------------
                                  Samuel F. McKay

                              /s/ Barry M. Bloom
                              -----------------------------------
                              BARRY M. BLOOM

                              /s/ Jeffrey A. Green
                              -----------------------------------
                              JEFFREY A. GREEN

                              /s/ Richard J. Kasmer
                              -----------------------------------
                              RICHARD J. KASMER

                              /s/ William H. Stigelman
                              -----------------------------------
                              WILLIAM H. STIGELMAN

                              /s/ Robert Stote
                              -----------------------------------
                              ROBERT STOTE

                              /s/ Seth Harris
                              -----------------------------------
                              SETH HARRIS


                              -----------------------------------
                              JAMES A. TERWOORD

                              DELAWARE CHARTER GUARANTEE & TRUST COMPANY,
                              TRUSTEE FBO JAMES A. TERWOORD INDIVIDUAL
                              RETIREMENT ACCOUNT NO. 450-39040-1-5

                              BY: /s/ Delaware Charter Guarantee & Trust
                                  --------------------------------------
                                  Delaware Charter Guarantee & Trust

                        JUNE 1, 1995 AMENDMENT TO SECOND
                   AMENDED AND RESTATED REGISTRATION AGREEMENT
                   -------------------------------------------


                  THIS JUNE 1, 1995 AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT ("Amendment") is made and entered into as of the 1st day of June, 1995, by and among COLLABORATIVE CLINICAL RESEARCH, INC., an Ohio corporation (the "Company"), OXFORD BIOSCIENCE PARTNERS, L.P., a Delaware limited partnership ("Oxford-Delaware"), OXFORD BIOSCIENCE PARTNERS (BERMUDA) LIMITED PARTNERSHIP, a Bermuda limited partnership ("Oxford-Bermuda"), OXFORD BIOSCIENCE PARTNERS (ADJUNCT) L.P., a Delaware limited partnership ("Oxford-Adjunct") (Oxford-Delaware, Oxford-Bermuda and Oxford-Adjunct are collectively referred to as "Oxford"), AXIOM VENTURE PARTNERS LIMITED PARTNERSHIP, a Connecticut limited partnership ("Axiom"), BRANTLEY VENTURE PARTNERS II, L.P., a Delaware limited partnership ("Brantley"), (Oxford, Axiom, and Brantley, collectively, the "Investors"), DR. JEFFREY A. GREEN, an individual ("Green"), DR. RICHARD J. KASMER, an individual ("Kasmer"), DR. WILLIAM H. STIGELMAN, JR., an individual ("Stigelman"), DR. ROBERT M. STOTE, an individual ("Stote"), SETH HARRIS, an individual ("Harris"), DELAWARE CHARTER GUARANTEE & TRUST COMPANY, TRUSTEE FBO JAMES A. TERWOORD INDIVIDUAL RETIREMENT ACCOUNT NO. 450-39040-1-5 ("Terwoord"), DR. BARRY M. BLOOM, an individual ("Bloom"), and PMSI HOLDINGS LIMITED, a Delaware corporation ("PMSI") (Green, Kasmer, Stigelman, Stote, Harris, Terwoord, Bloom and PMSI, each an "Individual Shareholder," and, collectively, the "Individual Shareholders") (the Investors and the Individual Shareholders, collectively, the "Shareholders"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second Amended and Restated Registration Agreement, dated July 25, 1994, as amended (the "Registration Agreement"), among the Company and the Shareholders.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Company and Pharmaceutical Marketing Services, Inc. have organized Health Research Innovations, L.L.C., a Delaware limited liability company (the "Joint Venture"), as of this date for the purpose of creating, marketing, selling and distributing health economics and market research services to the healthcare industry, and in connection with such organization have entered into a Limited Liability Company Agreement, dated as of June 1, 1995, to govern the internal affairs and operations of the Joint Venture (the "Joint Venture Agreement"); and

                  WHEREAS, in order to induce Pharmaceutical Marketing Services, Inc. to organize the Joint Venture and enter into the Joint Venture Agreement, the Company has agreed to issue to PMSI, pursuant to the terms of a Warrant Agreement, dated as of June 1, 1995 (the "Warrant Agreement"), by and between the Company and PMSI (i) Warrant "D" initially exercisable for 68,000 Common Shares at an exercise price of $5.50 per share (subject to an adjustment as provided in Warrant "D") ("Warrant 'D'"), and (ii) Warrant "E" initially exercisable for 68,000 Common Shares at an exercise price of $7.50 per share (subject to adjustment as provided in Warrant "E") ("Warrant 'E'");

                  WHEREAS, PMSI is required to execute and deliver this Amendment pursuant to the terms of the Warrant Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereby agree as follows:

                  1. The Company, the Investors and the other Individual Shareholders agree that PMSI shall be entitled to become a party to the Registration Agreement with respect to the Common Shares issued to PMSI upon exercise of Warrant "D" and Warrant "E." In furtherance hereof, PMSI shall be entitled to all of the rights of and be subject to all of the limitations on an Individual Shareholder under the Registration Agreement. All references to "Individual Shareholders" in the Registration Agreement shall from and after the date hereof include PMSI so long as it is the record or beneficial owner of Warrant "D," Warrant "E," Common Shares or other shares of capital stock subject to the Registration

Agreement. PMSI agrees that any Common Shares issued upon the exercise of Warrant "D" and Warrant "E" shall be deemed to be "Related Shares" under the Registration Agreement with all rights and subject to all limitations associated therewith, as such rights and limitations are modified by this June 1, 1995 Amendment. All parties agree that PMSI's execution of this June 1, 1995 Amendment shall be deemed for all purposes to be its execution of a counterpart of the Registration Agreement, as modified hereby.

                  2. Paragraph (c) of Section 2 of the Registration Agreement is hereby amended to read as follows:

                           (c)      Priority on Primary Registrations.  If a
                                    ---------------------------------
                  Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder,
                  (iii) third, the Related Shares held by all holders of Related Shares other than PMSI and requested by such holders to be included in such registration, pro rata in relative proportion to the total number of fully diluted shares of the Company then held by such holders, (iv) fourth, the Related Shares held by PMSI and requested by PMSI to be included in such registration, and (v) fifth, other securities requested to be included in such registration;
                  provided that, in any event, after the initial public offering of the Company's Common Shares, the holders of the Registrable Securities shall be entitled to register at least 33% of the Registrable Securities to be included in any such registration.

                  3. Paragraph (d) of Section 2 of the Registration Agreement is hereby amended to read as follows:

                           (d)      Priority on Secondary Registrations.  If
                                    -----------------------------------
                  a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Related Shares held by all holders of Related
                  Shares other than PMSI and requested by such holders to be included in such registration, pro rata in relative proportion to the total number of fully diluted shares of the Company then held by such holders, (iii) third, the Related Shares held by PMSI and requested by PMSI to be included in such registration, and (iv) fourth, other securities requested to be included in such registration; provided that, in any event, after the initial public offering of the Company's Common Shares, the holders of the Registrable Securities shall be entitled to register at least 33% of the Registrable Securities to be included in any such registration.

                  4. In Section 11 of the Registration Agreement the definition of "Related Shares" is hereby amended to read as follows:

                           "Related Shares" means (i) any equity securities of
                  the Company issued or issuable upon conversion of the Series B Shares held by Terwoord or Harris, (ii) Common Shares held by Green, (iii) Common Shares held by Kasmer, (iv) any Common Shares issued upon the exercise of options granted pursuant to any stock option plan adopted by the Company (other than Directors Options), (v) any Common Shares issued or issuable upon the exercise of Warrant "D" and Warrant "E," and (vi) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii), (iv) and (v) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Related Shares, such securities will cease to be Related Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will also be deemed to be a holder of Related Shares whenever such Person has the right to acquire directly or indirectly such Related Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  5. Paragraph (e) of Section 12 of the Registration Agreement is hereby amended to read as follows:

                           (e) Successors and Assigns. All covenants and
                               ----------------------
                  agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The provisions of this Agreement which are for the benefit of purchasers or holders of the Related Shares held by PMSI are also for the benefit of, and enforceable by, any subsequent holder of the Related Shares held by PMSI. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  6. Paragraph (j) of Section 12 of the Registration Agreement is hereby amended to add the following notice provision after Terwoord's notice provision:

                  "If to PMSI:       Pharmaceutical Marketing Services Inc.
                  -----------        2394 East Camelback Road
                                     Phoenix, Arizona  85106
                                     Attn:  _____________________"


                  7. This June 1, 1995 Amendment will become effective when it is executed by (a) the Company, (b) the holders of at least 66-2/3% of the Registrable Securities, (c) the holders of at least 66-2/3% of the Related Shares calculated on a fully diluted basis, and (d) PMSI.

                  8. Except as set forth above, the Registration Agreement shall remain in full force and effect without modification or amendment.

                  9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized officers or representatives to execute, this Amendment as of the day and year first above written.

                                       COLLABORATIVE CLINICAL RESEARCH,
                                       INC.


                                       By:
                                              --------------------------------
                                              Jeffrey A. Green, President

                                                        ("Company")


                                       OXFORD BIOSCIENCE PARTNERS, L.P.

                                       By:    OBP MANAGEMENT L.P.,
                                              its General Partner


                                       By:     /s/ Alan G. Walton
                                              --------------------------------
                                              Alan G. Walton

                                                     ("Oxford-Delaware")


                                       OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                                       LIMITED PARTNERSHIP

                                       By:    OBP MANAGEMENT (BERMUDA) LIMITED
                                              PARTNERSHIP,
                                              its General Partner


                                       By:     /s/ Alan G. Walton
                                              --------------------------------
                                              Alan G. Walton

                                                     ("Oxford-Bermuda")


                                       OXFORD BIOSCIENCE PARTNERS (ADJUNCT)
                                       L.P.

                                       By:    OBP MANAGEMENT L.P.,
                                              its General Partner


                                       By:    /s/ Alan G. Walton
                                              --------------------------------
                                              Alan G. Walton

                                                              ("Oxford-Adjunct")

                                     AXIOM VENTURE PARTNERS LIMITED
                                     PARTNERSHIP

                                     By:    AXIOM VENTURE ASSOCIATES LIMITED
                                            PARTNERSHIP,
                                            its General Partner


                                     By:    /s/ Samuel F. McKay
                                            --------------------------------
                                            Samuel F. McKay

                                                       ("Axiom")


                                     BRANTLEY VENTURE PARTNERS II, L.P.

                                     By:    BRANTLEY VENTURE MANAGEMENT II,
                                            L.P.,
                                            its General Partner


                                     By:    /s/ Timothy G. Biro
                                            --------------------------------
                                            Timothy G. Biro, a general
                                            partner

                                                     ("Brantley")


                                            --------------------------------
                                            JEFFREY A. GREEN

                                                     ("Green")

                                            /s/ Richard J. Kasmer
                                            --------------------------------
                                            RICHARD J. KASMER

                                                      ("Kasmer")

                                            /s/ William H. Stigelman
                                            --------------------------------
                                            WILLIAM H. STIGELMAN, JR.

                                                    ("Stigelman")


                                            /s/ Robert M. Stote
                                            --------------------------------
                                            ROBERT M. STOTE

                                                    ("Stote")

                                          /s/ Seth Harris
                                          --------------------------------
                                          SETH HARRIS

                                                              ("Harris")


                                   DELAWARE CHARTER GUARANTEE & TRUST
                                   COMPANY, TRUSTEE FBO JAMES A.
                                   TERWOORD INDIVIDUAL RETIREMENT
                                   ACCOUNT NO. 450-39040-1-5

                                   By:
                                          --------------------------------

                                   Its:
                                             ------------------------------

                                   Approved: /s/ James A. Terwoord
                                             --------------------------
                                                 James A. Terwoord

                                                     ("Terwoord")


                                          --------------------------------
                                          BARRY M. BLOOM

                                                      ("Bloom")


                                   PMSI HOLDINGS LIMITED

                                   By:
                                          --------------------------------

                                   Its:
                                              ------------------------------

                                                       ("PMSI")

                      FEBRUARY 5, 1996 AMENDMENT TO SECOND
                   AMENDED AND RESTATED REGISTRATION AGREEMENT
                   -------------------------------------------


                  THIS FEBRUARY 5, 1996 AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT ("Amendment") is made and entered into as of the 5th day of February, 1996, by and among COLLABORATIVE CLINICAL RESEARCH, INC., an Ohio corporation (the "Company"), OXFORD BIOSCIENCE PARTNERS, L.P., a Delaware limited partnership ("Oxford-Delaware"), OXFORD BIOSCIENCE PARTNERS (BERMUDA) LIMITED PARTNERSHIP, a Bermuda limited partnership ("Oxford-Bermuda"), OXFORD BIOSCIENCE PARTNERS (ADJUNCT) L.P., a Delaware limited partnership ("Oxford-Adjunct") (Oxford-Delaware, Oxford-Bermuda and Oxford-Adjunct are collectively referred to as "Oxford"), AXIOM VENTURE PARTNERS LIMITED PARTNERSHIP, a Connecticut limited partnership ("Axiom"), BRANTLEY VENTURE PARTNERS II, L.P., a Delaware limited partnership ("Brantley"), (Oxford, Axiom, and Brantley, collectively, the "Investors"), DR. JEFFREY A. GREEN, an individual ("Green"), DR. RICHARD J. KASMER, an individual ("Kasmer"), DR. WILLIAM H. STIGELMAN, JR., an individual ("Stigelman"), DR. ROBERT M. STOTE, an individual ("Stote"), SETH HARRIS, an individual ("Harris"), DELAWARE CHARTER GUARANTEE & TRUST COMPANY, TRUSTEE FBO JAMES A. TERWOORD INDIVIDUAL RETIREMENT ACCOUNT NO. 450-39040-1-5 ("Terwoord"), DR. BARRY M. BLOOM, an individual ("Bloom"), PHARMACEUTICAL MARKETING SERVICES INC., a New Jersey corporation ("PMSI"), DEBRA ADAMSON, Trustee under the provisions of the Revocable Trust of Debra S. Adamson ("Adamson"), and MARY L. WESTRICK ("Westrick") (Green, Kasmer, Stigelman, Stote, Harris, Terwoord, Bloom, PMSI, Adamson and Westrick, each an "Individual Shareholder," and, collectively, the "Individual Shareholders") (the Investors and the Individual Shareholders, collectively, the "Shareholders"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second Amended and Restated Registration Agreement, dated July 25, 1994, as amended (the "Registration Agreement"), among the Company and the Shareholders.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Company has agreed to acquire all of the issued and outstanding capital stock of GFI Pharmaceutical Services, Inc. and Ohio Valley Institutional Review Board, Inc., both Indiana corporations ("GFI" and "OVIRB"), pursuant to the terms of a Stock Purchase Agreement of even date herewith and as part of the consideration therefor has agreed to issue Common Shares to Adamson and Westrick; and

                  WHEREAS, Adamson and Westrick are required to execute and deliver this Amendment pursuant to the terms of the Stock Purchase Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereby agree as follows:

                  1. The Company, the Investors and the other Individual Shareholders agree that Adamson and Westrick each shall be entitled to become a party to the Registration Agreement with respect to the Common Shares issued to each of them pursuant to the Stock Purchase Agreement. In furtherance hereof, each of Adamson and Westrick shall be entitled to all of the rights of and be subject to all of the limitations on an Individual Shareholder under the Registration Agreement. All references to "Individual Shareholders" in the Registration Agreement shall from and after the date hereof include Adamson and Westrick so long as either of them is the record or beneficial owner of Common Shares or other shares of capital stock subject to the Registration Agreement. All parties agree that Adamson's and Westrick's execution of this February 5, 1996 Amendment shall be deemed for all purposes to be its execution of a counterpart of the Registration Agreement, as modified hereby.

                  2. In Section 11 of the Registration Agreement the definition of "Related Shares" is hereby amended to read as follows:

                           "Related Shares" means (i) any equity securities of
                  the Company issued or issuable upon conversion of the Series B Shares held by Terwoord or Harris, (ii) Common Shares held by Green, (iii) Common Shares held by Kasmer, (iv) Common

                  Shares held by Adamson and Westrick, (v) any Common Shares issued upon the exercise of options granted pursuant to any stock option plan adopted by the Company (other than Directors Options), (vi) any Common Shares issued or issuable upon the exercise of Warrant "D" and Warrant "E," and (vii) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii), (iv),
                  (v) and (vi) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Related Shares, such securities will cease to be Related Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will also be deemed to be a holder of Related Shares whenever such Person has the right to acquire directly or indirectly such Related Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  3. Paragraph (j) of Section 12 of the Registration Agreement is hereby amended to add the following notice provision after PMSI's notice provision:


        "If to Adamson:                    The Revocable Trust of Debra S.
         -------------                     Adamson
                                           c/o GFI Pharmaceutical Services, Inc.
                                           800 St. Mary's Drive
                                           Evansville, IN  47714
                                           Attn:  Debra S. Adamson
                                           Facsimile:  812-474-6539
                                           Telephone:  812-474-6530"

        "If to Westrick:                   Mary L. Westrick
         -------------                     c/o GFI Pharmaceutical Services, Inc.
                                           800 St. Mary's Drive
                                           Evansville, IN  47714
                                           Facsimile:  812-474-6539
                                           Telephone:  812-474-6530"

                  4. This February 5, 1996 Amendment will become effective when it is executed by (a) the Company, (b) the holders of at least 66-2/3% of the Registrable Securities, and (c) the holders of at least 66-2/3% of the Related Shares calculated on a fully diluted basis.

                  5. Except as set forth above, the Registration Agreement shall remain in full force and effect without modification or amendment.

                  6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized officers or representatives to execute, this Amendment as of the day and year first above written.

                               COLLABORATIVE CLINICAL RESEARCH,
                               INC.


                               By:    /s/ Jeffrey A. Green
                                      --------------------------------
                                      Jeffrey A. Green, President

                                              ("Company")


                               OXFORD BIOSCIENCE PARTNERS, L.P.

                               By:    OBP MANAGEMENT L.P.,
                                      its General Partner


                               By:    /s/ Alan G. Walton
                                      -------------------------------
                                      Alan G. Walton

                                          ("Oxford-Delaware")


                               OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                               LIMITED PARTNERSHIP

                               By:    OBP MANAGEMENT (BERMUDA) LIMITED
                                      PARTNERSHIP,
                                      its General Partner


                               By:    /s/ Alan G. Walton
                                      --------------------------------
                                      Alan G. Walton

                                         ("Oxford-Bermuda")


                               OXFORD BIOSCIENCE PARTNERS (ADJUNCT)
                               L.P.

                               By:    OBP MANAGEMENT L.P.,
                                      its General Partner


                               By:    /s/ Alan G. Walton
                                      --------------------------------
                                      Alan G. Walton

                                        ("Oxford-Adjunct")

                                     AXIOM VENTURE PARTNERS LIMITED
                                     PARTNERSHIP

                                     By:    AXIOM VENTURE ASSOCIATES LIMITED
                                            PARTNERSHIP,
                                            its General Partner


                                     By:
                                            --------------------------------
                                            Alan Mendelsen

                                                     ("Axiom")


                                     BRANTLEY VENTURE PARTNERS II, L.P.

                                     By:    BRANTLEY VENTURE MANAGEMENT II,
                                            L.P.,
                                            its General Partner


                                     By:    /s/ Timothy G. Biro
                                            --------------------------------
                                            Timothy G. Biro, a general
                                            partner

                                                     ("Brantley")

                                            /s/ Jeffrey A. Green
                                            --------------------------------
                                            JEFFREY A. GREEN

                                                       ("Green")

                                            /s/ Richard J. Kasmer
                                            --------------------------------
                                            RICHARD J. KASMER

                                                      ("Kasmer")


                                            --------------------------------
                                            WILLIAM H. STIGELMAN, JR.

                                                     ("Stigelman")

                                         /s/ Robert M. Stote
                                         --------------------------------
                                         ROBERT M. STOTE

                                                     ("Stote")

                                         /s/ Seth Harris
                                         --------------------------------
                                         SETH HARRIS

                                                     ("Harris")


                                  DELAWARE CHARTER GUARANTEE & TRUST
                                  COMPANY, TRUSTEE FBO JAMES A.
                                  TERWOORD INDIVIDUAL RETIREMENT
                                  ACCOUNT NO. 450-39040-1-5

                                  By:
                                         --------------------------------

                                  Its:
                                             ------------------------------

                                  Approved: /s/ James A. Terwoord
                                            --------------------------
                                                James A. Terwoord

                                                   ("Terwoord")


                                         --------------------------------
                                         BARRY M. BLOOM

                                                    ("Bloom")

                                    PHARMACEUTICAL MARKETING SERVICES
                                    INC.

                                    By:
                                           --------------------------------

                                    Its:
                                             ------------------------------

                                                       ("PMSI")


                                    REVOCABLE TRUST OF DEBRA S. ADAMSON

                                    By:  /s/ Debra S. Adamson
                                         --------------------------------
                                              Debra S. Adamson, Trustee

                                                    ("Adamson")
                                           /s/ Mary L. Westrick
                                           -------------------------------
                                                    MARY L. WESTRICK

                                                    ("Westrick")